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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-9601

     Date of Report (date of earliest event reported): November 1, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                             63144
 (Address of principal executive offices)             (Zip Code)


                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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                      SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing its financial results for the quarter ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99. The information in this Form 8-K, including, Exhibit 99 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.


                SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(c)      EXHIBITS

         Exhibit 99        Press release, dated November 1, 2004
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 3, 2004

                                       K-V PHARMACEUTICAL COMPANY


                                       By:      /s/ GERALD R. MITCHELL
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                                          Gerald R. Mitchell
                                          Vice President, Treasurer and
                                          Chief Financial Officer





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